                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 1996

                        SPELLING ENTERTAINMENT GROUP INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-6739                                          58-0862100
(Commission File Number)                      (IRS Employer Identification No.)


         5700 WILSHIRE BOULEVARD
         LOS ANGELES, CALIFORNIA                                      90036
(Address of principal executive offices)                           (Zip Code)


                                 (213) 965-5700
              (Registrant's telephone number, including area code)


                                      N.A.
          (Former name or former address, if changed since last report)
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FORM 8-K
SPELLING ENTERTAINMENT GROUP INC.
DATE OF REPORT:  MAY 21, 1996


Item 5.  Other Events

On May 21, 1996 Viacom Inc. announced that it has decided not to pursue the proposed sale of its 75% interest in the Company.

Item 7.  Financial Statements and Exhibits

Press Release dated May 21, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SPELLING ENTERTAINMENT GROUP INC.



Date:  June 3, 1996       By:  /s/ Thomas P. Carson
       ------------            ----------------------
                               Thomas P. Carson
                               Executive Vice President, Chief Financial Officer
                               and Treasurer
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[COMPANY LOGO]

                                                          CONTACT:  SALLY SUCHIL
                                                                  (213) 965-5700

                       VIACOM WILL NOT PURSUE PROPOSED
                        SALE OF SPELLING ENTERTAINMENT

         LOS ANGELES, May 21, 1996 -- Spelling Entertainment Group Inc. (NYSE:
SP) announced today that Viacom Inc. (AMEX: VIA and VIAB) has decided not to pursue the proposed sale of its 75% interest in the Company. Viacom acquired its interest in Spelling as part of its purchase of Blockbuster Entertainment in 1994.

         Speaking at the Spelling Annual Meeting of Shareholders in Los Angeles, Sumner M. Redstone, Chairman and Chief Executive Officer of Viacom and Chairman of the Board of Spelling Entertainment, said that Viacom decided not to pursue the sale of Spelling because the Company did not receive an offer that satisfactorily reflected Spelling's value and long-term growth potential as a preeminent producer and distributor of television programming. Mr. Redstone added that Viacom will retain its control of Virgin Interactive Entertainment Limited, which will continue to be held by Spelling.

         "We are very thrilled and happy to remain a member of the Viacom family," stated Vice Chairman Aaron Spelling.
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         Viacom Inc. is one the world's largest entertainment and publishing companies and a leading force in nearly every segment of the international media marketplace.

         Spelling's operations encompass a broad range of businesses in the entertainment industry, including the production and worldwide distribution of television series, mini-series, movies for television, feature films and interactive entertainment. Spelling Entertainment is a leading producer and distributor of television programs, including Melrose Place, Beverly Hills, 90210, Savannah, Moesha and Night Stand. Spelling's operations also include Republic Entertainment, a home video distributor with a library of more than 7,000 titles. Virgin Interactive Entertainment is a leading developer, publisher and distributor of interactive entertainment software, including The 11th Hour, The 7th Guest and Command and Conquer. Spelling's common stock trades on the New York Stock Exchange and Pacific Stock Exchange.

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